Exhibit 99.1

Indoor Harvest Appoints

Entrepreneur Michael Blicharski to Board

AUSTIN — Indoor Harvest Corp. (OTCPK: INQD) announced today the appointment of Michael Blicharski to its Board of Directors. Mr. Blicharski holds a long track record of building successful companies and conducting strategic acquisitions in a number of industries.

“Michael brings years of entrepreneurial experience to the table and great expertise for the brands we intend to grow and nurture at Indoor Harvest. He has worked in spaces that are complementary to the hemp space and understands the vision for products that go from innovative into mainstream markets,” said Leslie Bocskor, Chairman of the Board of Directors for Indoor Harvest Corp.

“I see many synergies between the hemp space and the financial services businesses that I have grown over the years. In the context of the maturing federal legislative landscape, Leslie’s expertise, and my growing presence on Main Street, I can help Indoor Harvest establish strong partnerships to distribute hemp products through brick-and-mortar storefronts and online marketplaces in a collaborative way,” said Mr. Blicharski.

Mr. Blicharski is a serial entrepreneur and financial services professional who has enjoyed acquiring and growing businesses in a variety of industries over a 15-year career, including food and beverage distribution and video game development, with additional experience with advising non-profit organizations and in international trade. He is both a consultant and investor in multiple startups and early-stage companies including Standard Cognition and Aegis Life.

After receiving his B.A. in Political Science in 2009 from New York University (NYU), Mr. Blicharski was employed as a professional small business accountant and tax expert for over 10 years, assisting small and mid-sized corporations with all accounting and tax matters concerning financial statements, SEC reporting (Form 10-K and Form 10-Q filings), GAAP compliance and tax returns including corporate, partnership, payroll, and sales tax.

“I bring to the table a great deal of experience in the northeast markets, like Pennsylvania, New Jersey, and New York. When Indoor Harvest begins expanding nationwide, my East Coast network will complement the network that Indoor Harvest has already developed on the West Coast and will help us to build a large portfolio from coast to coast,” added Mr. Blicharski.

About Indoor Harvest: Indoor Harvest Corp. (OTCPK: INQD) is branded under the name Indoor Harvest®. The company incorporates the development of proprietary technology, mergers, acquisitions, strategic partnerships, and joint ventures as part of a broad integration strategy. As a platform, Indoor Harvest Corp. cultivates synergistic partnerships within related industries, providing an opportunity to be part of a more significant play, sharing intellectual capital, technology, access to new capital markets and liquidity for owners.

Forward Looking Statements: This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our views about future events and financial performance and are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. You are cautioned not to place undue reliance on these forward- looking statements that speak only as of the date hereof. You are also urged to carefully review and consider the various risks and other disclosures discussed in our reports filed with the U.S. Securities and Exchange Commission from time to time, which attempt to advise interested parties of the factors that affect our business. Except to the extent otherwise required by federal securities laws, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof. Risks include but are not limited to general risks associated with mergers, acquisitions, joint ventures, and strategic alliances; lack of sufficient capital, changes in U.S. hemp and related laws; possible impairment of assets, COVID and more.